FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement (this "Amendment"), dated as of April 1, 2013 (the "Effective Date"), is between **FIRST STREET HOLDINGS, LTD.**, a Texas limited partnership ("Landlord"), and **FIRST STREET SURGICAL CENTER, L.P.**, a Texas limited partnership ("Tenant").

WHEREAS, Landlord and Tenant entered into that certain Building Lease, dated effective April 7, 2002 (the "Lease Agreement") whereby Landlord leased to Tenant the real property located at 411 North First Street, Bellaire, Texas 77041 and more particularly described on Exhibit A attached hereto (the "Premises");

WHEREAS, the Premises contains improvements which provide 11,025 square feet of rentable space (the "Rentable Space");

WHEREAS, Landlord and Tenant desire to enter into this Amendment to amend certain provisions in the Lease Agreement; and

WHEREAS, the Lease Agreement has not otherwise been amended as of the Effective Date.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Landlord and Tenant hereby agree as follows:

1. Lease Term and Extension Option. Landlord and Tenant acknowledge and agree that the initial term of the Lease Agreement, as referenced in Section 1.1(i) of the Lease Agreement, commenced on April 1, 2003 (the "Commencement Date") and continued for ten (10) years through March 31, 2013. Landlord and Tenant also acknowledge and agree that Tenant has the right to extend the initial ten (10) year term of the Lease Agreement for up to two (2) consecutive, additional ten (10) year terms (the "Extension Periods") and that Tenant has rightfully exercised its right to extend the initial term of the Lease Agreement for the first Extension Period. The first of the extension periods commences on April 1, 2013 (the "Extension Date") and shall terminate on March 31, 2023 (the "First Extension Period"). Tenant's right to exercise its option to extend the term of the Lease Agreement for the second Extension Period terminates if: (i) this Lease Agreement or Tenant's right to possession of the Premises is terminated, (ii) Tenant fails to timely exercise the option, or (iii) default exists at the time Tenant seeks to exercise the option. The option to extend for the second Extension Period must be exercised by written notice delivered to Landlord 180 days before the expiration of the first Extension Period. If Tenant fails to timely exercise the option for the second Extension Period, then any and all option rights to subsequent Additional Terms shall terminate.

2. Minimum Guaranteed Rent. As of the Effective Date, Tenant shall pay to Landlord a monthly minimum amount equal to at least TWENTY-NINE THOUSAND ONE HUNDRED SEVENTY AND 31/100 ($29,170.31) DOLLARS per month, which is based on an

annual rate of $31.75 per square foot of the Rentable Space ("Minimum Guaranteed Rent").

3. Base Rent. The monthly rental payment made by Tenant to Landlord during the Extension Periods shall be the greater of (i) Minimum Guaranteed Rent or (ii) the Adjusted Base Rent (defined herein).

4. Adjusted Base Rent. Beginning on the first anniversary of the Extension Date, the Base Rent will be adjusted on each anniversary of the Extension Date (the "Adjustment Date") to reflect increases in the Consumer Price Index for "All Urban Consumers, U.S. City Average, All Items" issued by the Bureau of Labor Statistics of the United States Department of Labor. The adjustment in the Base Rent will be determined by multiplying the Minimum Guaranteed Rent by a fraction, the numerator of which is the index number for the last month before the adjustment and the denominator of which is the index number for April 2013. If the product is greater than the Minimum Guaranteed Rent, Tenant will pay this greater amount as Base Rent until the next rental adjustment. Base Rent will never be less than the Minimum Guaranteed Rent. Landlord will notify Tenant of each adjustment to Base Rent no later than sixty (60) days after the Adjustment Date.

5. Improvements and Fixtures. Landlord and Tenant acknowledge and agree that, during and after the termination of the Lease Agreement, any and all improvements and fixtures located on the Premises are the sole and exclusive property of Landlord and Tenant shall not and shall have no right to remove any fixtures located on the Premises.

6. No Breach as of Effective Date. Landlord and Tenant acknowledge and agree that, as of the Effective Date, neither party is in breach of any obligation under the Lease Agreement. Landlord acknowledges that all payments owed by Tenant to Landlord are deemed to have been paid in full as of the Effective Date.

7. Release by Landlord. Landlord hereby releases Tenant, its partners, officers, directors, shareholders, employees, and agents from any and all claims, demands, and causes of action arising out of or related to the Lease Agreement prior to the Effective Date, whether such claims, demands, or causes of action are known or unknown as of the Effective Date.

8. Release by Tenant. Tenant hereby releases Landlord, its partners, officers, directors, shareholders, employees, and agents from any and all claims, demands, and causes of action arising out of or related to the Lease Agreement prior to the Effective Date, whether such claims, demands, or causes of action are known or unknown as of the Effective Date.

9. Governing Law. This Amendment shall be governed in accordance with the laws of the State of Texas.

10. Terms and Conditions. This Amendment is intended to amend the provisions of the Lease Agreement only to the extent expressly set forth herein. All of the terms, covenants, provisions, and conditions set forth in the Lease Agreement are hereby ratified and confirmed except as expressly modified hereby. This Amendment shall be binding upon and shall inure to the benefit of the respective successors and assigns of Landlord and Tenant.

11. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties hereto.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the Effective Date.

LANDLORD:	TENANT:
FIRST STREET HOLDINGS, LTD.	FIRST STREET SURGICAL CENTER, L.P.
By: First Street Management Corp., its general partner	By: First Surgical Partners, L.L.C., its general partner
By:	By:
Name:	Name:
Title:	Title:

Exhibit A



JAMES BLESSING SURVEY, A-162
TOWN OF BELLAIRE
NOT TO SCALE
GRAPHIC SCALE
WESTMORELAND FARMS
FIRST STREET
LOT 1A 0.2568 ACRE
LOT 1B
LOT 1C
Tract 1
Tract 2
Tract 3
Tract 4
ABBREVIATIONS LEGEND:
FIRST STREET SURGICAL
REPLAT OF
ALL OF LOT 25, THE RESIDUE OF LOTS 20 THRU 24,
AND LOT 26 OF BLOCK 2, ALL OF LOTS 1 THRU 8
AND THE NORTHERLY 5 FEET OF THE
QUITCLAIMED 10 FEET WIDE ALLEY (H.C.C.F. No. S228250
OF BLOCK 3, AND THE ADJACENT CHESTNUT STREET
IN TOWN OF BELLAIRE, SUBDIVISION,
OF RECORD IN VOLUME 3, PAGE 59, H.C.M.R.
REASON FOR REPLAT:

TERRA SURVEYING COMPANY, INC. 3000 Wilcrest Drive, Suite 210 – Houston, Texas 77042 – (713) 993-0327 – FAX (713) 993-9231

TRACT 1
METES AND BOUNDS DESCRIPTION
0.4821 ACRE (21,001 SQUARE FEET)
FIRST STREET SURGICAL
JAMES BLESSING SURVEY, ABSTRACT NUMBER 162
CITY OF BELLAIRE, HARRIS COUNTY, TEXAS

Being a tract or parcel containing 0.4821 acre (21,001 square feet) of land situated in the James Blessing Survey, Abstract Number 162, being out of and a portion of Lot 1C, Block 1 of FIRST STREET SURGICAL, a subdivision plat of record at Film Code Number (No.) 637011 of the Map Records of Harris County, Texas (H.C.M.R.), same being all of a called 0.4821 acre tract of land conveyed to First Street Holdings, LTD. by deed recorded under Harris County Clerk's File (H.C.C.F.) No. Y867493; said 0.4821 acre tract being more particularly described as follows (bearings herein are oriented to bearing base delineated on said FIRST STREET SURGICAL):

BEGINNING at a 5/8-inch iron rod with cap stamped "Terra Surveying" set in the west right-of-way (R.O.W.) line of 1st Street (60 feet wide) as recorded in Volume 3, Page 59 H.C.M.R., marking the southeast corner of said Lot 1C and of the herein described tract;

THENCE, North 89°50'28" West (called WEST), departing said west R.O.W. line and along the south line of said Lot 1C, a distance of 150.00 feet to a found 5/8-inch iron rod in the south line of said Lot 1C and marking the southwest corner of the herein described tract;

THENCE, North 00°02'30" West (called NORTH), over and across said Lot 1C, a distance of 139.80 feet to a 5/8-inch iron rod with plastic cap stamped "Terra Surveying" set in the north line of said Lot 1C, same being common with an interior line of Lot 1B, Block 1 of said FIRST STREET SURGICAL and marking the northwest corner of the herein described tract;

THENCE, EAST, along north line of said Lot 1C, same being the south line of said Lot 1B, at a distance of 100.00 feet passing the southeast corner of said Lot 1B, same being common with the southwest corner of Lot 1A, Block 1 of said FIRST STREET SURGICAL, and continuing in all a total distance of 150.00 feet to a found 5/8-inch iron rod stamped "Carter & Burgess" marking the southeast corner of said Lot 1A, same being the northeast corner of said Lot 1C and of the herein described tract;

THENCE, South 00°02'30" East (called SOUTH), a distance of 140.22 feet to the **POINT OF BEGINNING** and containing 0.4821 acre (21,001 square feet) of land. This description is based on a Land Title Survey made by Terra Surveying Co., Inc., dated March, 2013, latest revision dated December 5, 2013, TSC Project Number 0495-0902-S.

Compiled by: Gregory A. Mata
Reviewed by: George Collison, R.P.L.S.
Terra Surveying Company, Inc.
3000 Wilcrest, Suite 210
Houston, Texas 77042
Project Number 0495-0902-S
0495-0902-S Tract1 0_4821AcMb.doc


STATE OF TEXAS
REGISTERED
GEORGE COLLISON
4461
PROFESSIONAL
LAND SURVEYOR



SYMBOL LEGEND
ABBREVIATIONS LEGEND
GRAPHIC SCALE
VICINITY MAP: 1"=12 MI
TOWN OF BELLAIRE
BISSONNET STREET
1st STREET
WESTMORELAND FARMS
N 60°25'34" E 435.99'
N 60°25'34" E 57.47'
S 00°02'30" E 237.93'
TRACT 3
1.229 ACRES
FIRST STREET SURGICAL
TRACT 2
0.3257 ACRE
TRACT 1
0.4821 ACRES
WEST 145.16'
WEST 150.00'
EAST 150.00'
WEST 120.00'
EAST 100.00'
N 00°02'30" W 179.57'
S 00°02'30" E 179.57'
JAMES BLESSING SURVEY A-152
P.O.B.
A LAND TITLE SURVEY OF
TRACT 1 – 0.4821 ACRE (21,001 SQ. FT.)
TRACT 2 – 0.3257 ACRE (14,188 SQ. FT.)
TRACT 3 – 1.229 ACRE (53,526 SQ. FT.)
FIRST STREET SURGICAL
SITUATED IN THE
JAMES BLESSING SURVEY, A-152
CITY OF BELLAIRE, HARRIS COUNTY, TEXAS
TERRA
SURVEYING CO., INC.
3000 WILCREST DR. – SUITE 210
HOUSTON, TEXAS 77042